SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 11, 2021

HEALTHCOR CATALIO ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-39949 (Commission File Number)	98-1569027 (I.R.S. Employer Identification No.)

55 Hudson Yards, 28th Floor New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(212) 622-7800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per Share	HCAQ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On August 11, 2021, Mr. Christopher Gaulin resigned as Chief Executive Officer and a director of HealthCor Catalio Acquisition Corp., a Cayman Islands exempted company (the “Company”). Mr. Gaulin has served as Chief Executive Officer and a director since the Company’s initial public offering. His resignation was not due to any disagreement with the Company. On August 11, 2021, the board of directors of the Company (the “Board”) appointed Mr. Art Cohen to serve as the Chief Executive Officer of the Company and as a director, effective immediately.

Mr. Cohen, age 59, is a co-founder and portfolio manager of HealthCor Management, L.P. (“HealthCor”). Prior to HealthCor, Mr. Cohen was a portfolio manager at S.A.C. Capital Advisors, LLC (“SAC”) from January 2000 through March 2005. Prior to SAC, from 1995 to 2000, Mr. Cohen was responsible for healthcare investments as a managing director at Tiger Management. Prior to Tiger Management, from 1993 to 1995, Mr. Cohen was a vice president and investment officer at JW Seligman, a vice president at Bank of New York from 1991 to 1993, and an assistant portfolio manager/analyst of the MSB Fund from 1987 to 1991. Mr. Cohen graduated from the University of Virginia in 1983 with a B.A. in commerce and received his M.B.A. in banking and finance from Hofstra University in 1986. We believe that Mr. Cohen’s transactional and investing experience in the healthcare industry make him well qualified to serve on our board of directors.

There are no family relationships between Mr. Cohen and any director, executive officer, or person nominated or chosen by the Company to become an executive officer of the Company. There are no transactions between the Company and Mr. Cohen that are subject to disclosure under Item 404(a) of Regulation S-K.

Additionally, on August 11, 2021, Mr. Avi Horev resigned as a director of the Company. Mr. Horev has served as a director on the Board since the Company’s initial public offering. His resignation was not due to any disagreement with the Company. On August 11, 2021, the Board appointed Mr. Benjamin Snedeker, age 45, to serve as a director on the Board. There are no transactions between the Company and Mr. Snedeker that are subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2021	HEALTHCOR CATALIO ACQUISITION CORP.

	By:	/s/ Christine Clarke
	Name:	Christine Clarke
	Title:	Chief Financial Officer